                     SEMMIANNUAL REPORT JANUARY 31, 1999


                                   OPPENHEIMER

                                  PENNSYLVANIA
                                 MUNICIPAL FUND
                                     [PHOTO]

                            [OPPENHEIMERFUNDS LOGO]
                            THE RIGHT WAY TO INVEST

CONTENTS

 3 President's Letter

 5 An Interview with
   Your Fund's
   Managers

12 Financial
   Statements

32 Information and
   Services

REPORT HIGHLIGHTS
--------------------------------------------------------------------------------

- ANTHONY A. TANNER, CFA, Vice President of OppenheimerFunds' Rochester Division, was named Portfolio Manager as of January 1, 1999. Ronald H. Fielding, CFA, President of OppenheimerFunds' Rochester Division, was also named as Portfolio Manager, and will serve as Chief Strategist for the Fund.


                                TOTAL RETURNS(1)
                        (For the periods ended 1/31/99)

                         Cumulative                    Average Annual
                      NAV           MOP                NAV      MOP
A SHARES
1-Year                4.42%        -0.54%             4.42%    -0.54%
5-Year               27.58%        21.51%             4.99%     3.97%
Life (9/18/89)       92.73%        83.59%             7.25%     6.70%

B SHARES
1-Year                3.72%        -1.26%             3.72%    -1.26%
5-Year               22.83%        20.89%             4.20%     3.87%
Life (5/3/93)        32.66%        31.66%             5.04%     4.90%

C SHARES
1-Year                3.72%         2.73%             3.72%     2.73%
Life (8/29/95)       23.36%        23.36%             6.33%     6.33%

1. Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. MOP stands for Maximum Offering Price, and calculations for Class A returns at MOP include the maximum initial sales charge of 4.75%. Class B returns at MOP include the applicable contingent deferred sales charge of 5% (1-year) and 1% (5-year). Class C return includes the contingent deferred sales charge of 1% (1-year). An explanation of the different performance calculations is in the Fund's prospectus. Class B and C shares are subject to an annual 0.75% asset-based sales charge.

IN REVIEWING PERFORMANCE AND RANKINGS, PLEASE REMEMBER THAT PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. The Fund's performance may from time to time be subject to substantial short-term changes, particularly during periods of market or interest rate volatility. For updates on the Fund's performance, please contact your financial advisor, call us at 1-800-525-7048 or visit our website, www.oppenheimerfunds.com.


                   2 Oppenheimer Pennsylvania Municipal Fund

[PHOTO]
BRIDGET A. MACASKILL
President,
Oppenheimer
Pennsylvania
Municipal Fund

DEAR SHAREHOLDER,

Contrary to what many analysts had expected, the U.S. economy appears to have picked up steam over the past few months. The fourth quarter of 1998 posted the fastest rate of economic growth in two years, and early indications suggest that the first quarter of 1999 may follow suit.

       With respect to the U.S. bond market, stronger-than-expected economic growth has triggered concerns that the Federal Reserve may raise key interest rates to forestall an acceleration of inflation. As a result, yields of longer-term taxable bonds have risen from their October 1998 lows, when investors had bid up prices during the global "flight to quality." At the same time, tax-exempt bond prices and yields have remained relatively stable.

       In the U.S. stock market, it might appear at first glance that prices are rising as rapidly as the economy is growing. However, a closer look reveals that, with the exception of large-cap growth companies and the technology industry, most stock prices remained relatively flat. What's more, the disparity in valuations between large companies, which have led the market's advance, and smaller ones, which have lagged, has become historically wide.

       What do these observations mean for your investments? In our view, actively managed portfolios that are closely monitored by expert money managers are likely to provide better returns than passive index investing in 1999. That's because selectivity is expected to be more critical to performance than it has been over the past few years. In a potentially overvalued stock market and rising interest-rate environment, the ability to identify the most promising securities could become paramount.

                   3 Oppenheimer Pennsylvania Municipal Fund

       Even though many equity investors may be tempted to jump aboard the technology bandwagon, we suggest a more prudent course: broad diversification beyond any single asset class, industry, capitalization range or geographic region. We believe that the risks of this investment environment require consideration of a broad range of investments and markets, including bonds. That way, if one market experiences setbacks, one or more of the others may help cushion the effects on your overall portfolio.

       No matter what the financial markets have in store, we resolve to continue working with your financial advisor to keep you apprised of potential risks and opportunities. Providing you with the market information, professionally managed investments and other resources you need to achieve your financial goals is an important part of our enduring commitment to you as The Right Way to Invest.

Sincerely,

/s/ BRIDGET A. MACASKILL

Bridget A. Macaskill
February 22, 1999

                   4 Oppenheimer Pennsylvania Municipal Fund

As of January 31, 1999, the Funds' Class A distribution yield of 4.68% is 0.28 basis points more than the median yield of all 62 Pennsylvania municipal bond funds.*


AN INTERVIEW WITH YOUR FUND'S MANAGERS
--------------------------------------------------------------------------------

HOW HAS OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND PERFORMED DURING THE PAST SIX MONTH PERIOD THAT ENDED JANUARY 31, 1999?

The Fund's Class A shares provided an annualized tax-free dividend yield of 4.68% (computed without sales charges) as of January 31, 1999. This is the equivalent of 6.97% in taxable yield for a Pennsylvania taxpayer in the 32.9% combined Pennsylvania State and federal tax bracket. For taxpayers subject to higher federal tax rates, or additional local income taxes, the equivalent yield would make your Fund investment even more attractive.

WHAT IS THE CURRENT STATE OF THE PENNSYLVANIA MUNICIPAL  BOND MARKET?

The Pennsylvania economy, and the municipal bond market in general, appears to be strengthening. Most importantly, the State's credit rating has been upgraded from AA- to AA due to almost five years of budget surpluses and a 4% surplus in general fund revenues. In addition, the yield on long insured issues is currently over 95% of the yield on comparable Treasury securities, which makes municipal bonds unusually attractive. Finally, Pennsylvania does not exhibit the budget gaps and deficits prevalent in other states. Changing from a primarily industrial economy in the 1980's to a technical, financial and export economy in the 1990's, the State continues to represent fertile ground for municipal bond investing.

HOW DO YOU PLAN TO MANAGE THE PORTFOLIO TO TAKE ADVANTAGE OF THESE CONDITIONS?

To make the most of these conditions, our portfolio objectives




*According to Lipper Analytical Services, Inc. Lipper calculations are at Net Asset Value and do not include sales charges which, if included, would affect results.

                   5 Oppenheimer Pennsylvania Municipal Fund

[PHOTO]
PORTFOLIO MANAGEMENT TEAM (l to r)
TONY TANNER
Vice President,
Rochester Division;
Portfolio Manager
RON FIELDING
Senior Vice President, OppenheimerFunds, Inc.;
Portfolio Manager and
Chief Strategist

include, first, a WIDE MIX OF CREDITS. Currently, the Pennsylvania municipal market presents many opportunities for us to vary the types of credits in the portfolio. Diversifying the portfolio over this range of credit types helps us to take advantage of growth opportunities while softening the impact of cyclical declines in other areas.

       We'll also be working toward an INCREASE IN THE NUMBER OF ISSUES HELD IN THE FUND. While individual investors may be better advised to own larger issues, we rely on our own in-house research to identify smaller issues that are more appropriate for an actively managed portfolio. Although Pennsylvania's population is geographically concentrated in a few relatively large metropolitan areas, part of our strategy is to make ourselves known to issuers and underwriting firms throughout the entire State. Historically our success has been based, in part, on uncovering opportunities across the State, including smaller, non-metropolitan venues. This helps us to find good values in securities that others have overlooked. We've long felt that if all we did was buy the highest-rated, largest municipal offerings, we would find it difficult to justify our management fee.

       Another of our strategies is to accumulate holdings through purchases of bonds in small quantities. We are always searching for underappreciated credits. In the secondary market, these can often be found in amounts of less than $100,000. Being highly flexible in our buying gives



                   6 Oppenheimer Pennsylvania Municipal Fund

AN INTERVIEW WITH YOUR FUND'S MANAGERS
--------------------------------------------------------------------------------

us a better opportunity to maximize yield for our shareholders. Combining these purchases in the portfolio enables us to accumulate holdings at more favorable prices, and enhance liquidity.

WHAT KINDS OF PORTFOLIO CHANGES SHOULD SHAREHOLDERS ANTICIPATE?

This year, shareholders should expect to see some changes in the composition of the portfolio's holdings that more closely reflect the new managers' views on how best to maximize tax-free income while maintaining low price volatility. We anticipate building this portfolio to include more issues and select smaller issues based on our traditional bottom-up approach. The value that we add through portfolio management includes the expertise of five full-time investment professionals and sophisticated recordkeeping--things that most retail investors can't do themselves.
        The management strategies that we've used in other municipal bond funds have always led us to seek out bonds that will best enhance shareholder dividends. To keep a pulse on what's coming up in the primary market, we follow legislative initiatives on new types of bond issuance. For example, the Pennsylvania legislature has approved a measure that will generate new bond issues to fund stadium construction. Federal appropriations for transportation have been modified, and could translate into bond initiatives for mass transit projects. In 1998 there was over $15 billion in new issuance of municipal debt in Pennsylvania, passing the previous record set in 1993. We anticipate that 1999 will

                   7 Oppenheimer Pennsylvania Municipal Fund

BROADER DIVERSIFICATION AND ACCESS TO SMALLER ISSUERS ARE TWO WAYS AN INVESTOR CAN BENEFIT THE MOST BY OWNING MUNICIPAL BONDS IN A MUTUAL FUND FORMAT.


bring a host of new opportunities in the higher education sector of the Pennsylvania municipal bond market, as well.

       To find attractive opportunities in the secondary market, we prefer to meet directly with issuers to maintain firsthand knowledge of their credit quality and fiscal situation. We can supplement this knowledge with information provided by municipal bond dealers and analysts. Recently, we have been researching the prepayment history of premium coupon housing bonds. We don't anticipate new issuance of many housing bonds in 1999, but our research helps us to identify good values in previously issued premium coupon housing bonds. We find the current market for housing bonds to be attractive because we feel such bonds provide above-average yield with below-average volatility.

WHAT SPECIFIC CHANGES HAVE YOU MADE SO FAR?

We have already made strategic additions to the portfolio that provide high yield at good value. In making those selections, we're emphasizing income and broadening of credit exposure. These additions have included bonds from the non-profit sector, and the tax-exempt bonds of investment grade corporate-backed issuers. We have purchased small amounts of premium coupon housing bonds, which we feel provide the opportunity for high yield with low interest-rate risk. When the most recent Annual Report was issued, there were 48 securities in the portfolio. By year-end 1999, we expect to include over 100 different securities.

       Broader diversification and access to smaller issuers are two ways an investor can benefit the most by owning municipal bonds in a mutual fund format. In this manner,


                   8 Oppenheimer Pennsylvania Municipal Fund

AN INTERVIEW WITH YOUR FUND'S MANAGERS
--------------------------------------------------------------------------------

our shareholders gain access to the best securities we can unearth without placing undue reliance on any single issue.

ARE THERE ANY MARKET SECTORS THAT THE FUND WILL SEEK TO AVOID?

Virtually all market sectors go through some periods that are more favorable than others. We try to broaden our portfolios so that weakness in one particular sector doesn't have an unduly negative effect on the portfolio as a whole. On the upside, it's possible to uncover good values in a sector that's experiencing some turbulence. This is where knowledge of the municipal market and the research component of our management style can add significant value for our shareholders.

       In Pennsylvania, Hospital/Healthcare is one such sector. The bankruptcy last year of Allegheny Health, Education, and Research Foundation (AHERF) hospitals in Philadelphia had an impact on some, but not all, hospitals in the state. Your Oppenheimer Pennsylvania Municipal Fund did not own any bonds of AHERF hospitals in Philadelphia. The market turmoil created by this event leads us to believe that careful scrutiny may turn up some valuable investment opportunities.

       In the wake of the AHERF bankruptcy, two hospital issues that are in the portfolio were affected in different ways. The credit rating on Monroeville Forbes Health System bonds was lowered from A- to B; however, the Philadelphia Jeanes Hospital Project issues in the Fund were upgraded--from BBB to BBB+. These divergent outcomes within the sector have caused considerable concern among investors; they also indicate that this is an area where good values can be found.

                   9 Oppenheimer Pennsylvania Municipal Fund

STANDARDIZED YIELDS(1)

For the 30 Days
Ended 1/31/99

CLASS A    4.24%

CLASS B    3.68%

CLASS C    3.68%

       We're using our research capabilities to uncover the best ways to profit from turmoil caused by the AHERF bankruptcy. Hospitals can be good investments for a widely diversified portfolio--but finding investments that represent good value requires patience, experience and commitment. Although the Healthcare sector comprises 19.4% of the portfolio as of January 31, 1999, more than one-third of that amount is secured by municipal bond insurance or U.S. Treasury securities, and is rated AAA. We're monitoring the remainder of the portfolio's commitment to this sector, and we'll make adjustments where we see the best opportunities for the Fund.



1. Standardized Yield is based on net investment income for the 30-day period ended 1/31/99. Falling share prices will tend to artificially raise yields. Cumulative total returns (not annualized) for the six month period ended 1/31/99 were as follows: For Class A shares, 3.51% without sales charges, and -1.41% with current maximum initial sales charge of 4.75%; For Class B shares, 3.12% without sales charges, -1.88% with the applicable contingent deferred sales charge of 5%; For Class C shares, 3.21% without sales charges, 2.21% with contingent deferred sales charge of 1%. An explanation of the different performance calculations is in the Fund's prospectus. Class B and C shares are subject to an annual 0.75% asset-based sales charge. Performance without sales charges includes changes in net asset value per share without deducting any sales charges. Such performance would have been lower if sales charges had been taken into account.

                   10 Oppenheimer Pennsylvania Municipal Fund

    AVERAGE ANNUAL TOTAL RETURNS(1)
   (For the periods ended 12/31/98)

                        Average Annual
                       NAV           MOP

A SHARES
1-Year                4.45%        -0.51%
5-Year                5.10%         4.08%
Life (9/18/89)        7.23%         6.67%

B SHARES
1-Year                3.59%        -1.38%
5-Year                4.31%         3.98%
Life (5/3/93)         4.97%         4.83%

C SHARES
1-Year                3.67%         2.68%
Life (8/29/95)        6.23%         6.23%

CREDIT ALLOCATION(2)
[PIE CHART]
AAA          44.2%
BBB          24.2%
BB           14.8%
A             7.3%
AA            6.0%
B             3.5%


TOP FIVE SECTORS
Percentage of invested assets(3)
----------------------------------------------------------------------------
Hospital/Healthcare                                                   19.4%
----------------------------------------------------------------------------
Single Family Housing                                                 15.0%
----------------------------------------------------------------------------
General Obligation                                                     9.1%
----------------------------------------------------------------------------
Adult Living Facilities                                                8.4%
----------------------------------------------------------------------------
Resource Recovery                                                      7.8%
----------------------------------------------------------------------------

1. Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Class A return includes the current maximum initial sales charge of 4.75%. Class B return includes the applicable contingent deferred sales charge of 5% (1-year) and 1% (5-year). Class C return includes the contingent deferred sales charge of 1% (1-year). An explanation of the different performance calculations is in the Fund's prospectus. Class B and C shares are subject to an annual 0.75% asset-based sales charge.

2. Portfolio data are as of January 31, 1999, are dollar weighted based on invested assets and subject to change. The Fund may invest up to 25% of its assets in below-investment-grade securities which carry greater risk that an issuer may default on repayment of principal or interest. Securities rated by any rating organization are included in the equivalent Standard & Poor's rating category. Average credit quality and allocation include securities rated by a national rating organization as well as unrated securities (currently 14.3% of total investments) to which the Manager in its judgment has assigned ratings as securities comparable to those rated by a rating agency in the same category.

3. Sector weightings are as of January 31, 1999, and are subject to change.

                   11 Oppenheimer Pennsylvania Municipal Fund

FINANCIALS
--------------------------------------------------------------------------------









                   12 Oppenheimer Pennsylvania Municipal Fund

STATEMENT OF INVESTMENTS January 31, 1999 (Unaudited)

                                                        RATINGS:
                                                        MOODY'S/                  FACE              MARKET VALUE
                                                        S&P/FITCH                 AMOUNT            SEE NOTE 1
================================================================================================================
MUNICIPAL BONDS AND NOTES--98.7%
----------------------------------------------------------------------------------------------------------------
PENNSYLVANIA--86.6%
Allegheny Cnty., PA Residential
FAU SFM RB, 5.625%, 11/1/23                             Aaa/NR                    $    15,000       $     15,238
----------------------------------------------------------------------------------------------------------------
Beaver Cnty., PA IDAU PC RRB,
Toledo Edison Project, Series A, 7.75%, 5/1/20          Ba1/BB+/BB                  2,000,000          2,310,480
----------------------------------------------------------------------------------------------------------------
Berks Cnty., PA GOB, Prerefunded,
FGIC Insured, Inverse Floater, 9.08%, 11/10/20(1)       Aaa/AAA/AAA                 1,000,000          1,228,750
----------------------------------------------------------------------------------------------------------------
Blair Cnty., PA HA RB, Altoona Hospital Project,
AMBAC Insured, Inverse Floater, 8.212%, 7/1/14(1)       Aaa/AAA/AAA                   700,000            833,343
----------------------------------------------------------------------------------------------------------------
Delaware Cnty., PA College Authority RRB,
Neumann College, Series A, 5.375%, 10/1/26              NR/BBB-                     2,200,000          2,206,402
----------------------------------------------------------------------------------------------------------------
Delaware Cnty., PA University Authority RB,
Villanova University, MBIA Insured, 6.90%, 8/1/16       Aaa/AAA                     1,000,000          1,080,630
----------------------------------------------------------------------------------------------------------------
Delaware Valley, PA Regional FAU RB, Series C,
AMBAC Insured, Inverse Floater, 7.344%, 8/1/18(1)       Aaa/AAA/AAA                 1,250,000          1,489,062
----------------------------------------------------------------------------------------------------------------
Erie, PA SDI GORB, CAP, FSA Insured,
Zero Coupon, 5.35%, 9/1/18(2)                           NR/AAA/AAA                  4,780,000          1,813,245
----------------------------------------------------------------------------------------------------------------
Langhorne, PA St. Mary HA RRB, Franciscan
Health Project, Series B, BIG Insured, 7%, 7/1/14       Aaa/AAA/AAA                   500,000            517,670
----------------------------------------------------------------------------------------------------------------
Lehigh Cnty., PA GP Authority RRB,
Kidspeace Obligation Group, 6%, 11/1/23                 NR/NR                       2,000,000          2,021,800
----------------------------------------------------------------------------------------------------------------
Lehigh Cnty., PA GP RB, Lehigh Valley
Hospital, Inc., Series A, MBIA Insured, 7%, 7/1/16      Aaa/AAA                     1,250,000          1,585,012
----------------------------------------------------------------------------------------------------------------
Monroeville, PA HA RRB, Forbes Health System,
6.25%, 10/1/15(3)                                       Caa1/B                      4,000,000          3,520,000
----------------------------------------------------------------------------------------------------------------
Montgomery Cnty., PA Health & HEAU RRB,
Suburban General Hospital,
AMBAC Insured, 7.25%, 5/1/16                            Aaa/AAA/AAA                    50,000             50,571
----------------------------------------------------------------------------------------------------------------
PA Convention Center Authority RB,
Escrowed to Maturity, Series A,
FGIC Insured, 6.70%, 9/1/16                             Aaa/AAA/AAA                 1,850,000          2,283,529
----------------------------------------------------------------------------------------------------------------
PA EDFAU Facilities RB, National Gypsum Co.,
Series B, 6.125%, 11/2/27                               NR/NR                       4,000,000          3,968,520
----------------------------------------------------------------------------------------------------------------
PA EDFAU RR RB, Colver Project,
Series D, 7.15%, 12/1/18                                NR/BBB-                     2,000,000          2,220,480
----------------------------------------------------------------------------------------------------------------
PA EDFAU RR RB, Northampton Generating,
Series A, 6.50%, 1/1/13                                 NR/BBB-                     1,450,000          1,537,174
----------------------------------------------------------------------------------------------------------------
PA EDFAU Wastewater Treatment RB, Sun Co.,
Inc., R & M Project, Series A, 7.60%, 12/1/24           Baa2/BBB                    2,000,000          2,280,460
----------------------------------------------------------------------------------------------------------------
PA HEAA Student Loan RB, Series B,
AMBAC Insured, Inverse Floater, 8.209%, 3/1/22(1)       Aaa/AAA/AAA                 1,250,000          1,429,688
----------------------------------------------------------------------------------------------------------------
PA HEFAU College & Universities RB,
Geneva College, 5.375%, 4/1/23                          NR/BBB-                     1,800,000          1,790,208


                   13 Oppenheimer Pennsylvania Municipal Fund

                                                        RATINGS:
                                                        MOODY'S/                  FACE              MARKET VALUE
                                                        S&P/FITCH                 AMOUNT            SEE NOTE 1
================================================================================================================
PENNSYLVANIA (CONTINUED)
PA HEFAU College & Universities RRB,
Temple University, 7.40%, 10/1/10                       NR/A                      $     5,000       $      5,065
----------------------------------------------------------------------------------------------------------------
PA HEFAU RRB, Unrefunded Balance, Series A,
MBIA Insured, 6.625%, 8/15/09                           NR/AAA                        305,000            339,407
----------------------------------------------------------------------------------------------------------------
PA HFA SFM RB, Inverse Floater, 10.326%,
10/3/23(1)(3)                                           Aa2/AA+                     1,000,000          1,130,000
----------------------------------------------------------------------------------------------------------------
PA HFA SFM RB, Series 28, 7.45%, 10/1/10                Aa2/AA+                        15,000             15,668
----------------------------------------------------------------------------------------------------------------
PA HFA SFM RB, Series 34B, 7%,4/1/24                    Aa2/AA+                        10,000             10,475
----------------------------------------------------------------------------------------------------------------
PA HFA SFM RB, Series 40, 6.80%, 10/1/15                Aa2/AA+                     2,000,000          2,170,180
----------------------------------------------------------------------------------------------------------------
PA HFA SFM RB, Series 44C, 6.65%, 10/1/21               Aa2/AA+                     1,000,000          1,085,220
----------------------------------------------------------------------------------------------------------------
PA HFA SFM RB, Series 54A, 6.15%, 10/1/22               Aa2/AA+                     1,025,000          1,089,380
----------------------------------------------------------------------------------------------------------------
PA HFA SFM RB, Series 61A, 5.50%, 4/1/29                Aa2/AA+                       500,000            513,365
----------------------------------------------------------------------------------------------------------------
Philadelphia, PA Gas Works RB, 15th Series,
MBIA Insured, 5.25%, 8/1/15                             NR/AAA                      1,000,000          1,031,570
----------------------------------------------------------------------------------------------------------------
Philadelphia, PA GOUN, FSA Insured,
5%, 3/15/28                                             Aaa/AAA/AAA                 5,000,000          4,950,500
----------------------------------------------------------------------------------------------------------------
Philadelphia, PA Hospitals & HEFAU RRB,
Albert Einstein Medical Center, 7.625%, 4/1/11          A3/AAA                      3,500,000          3,597,580
----------------------------------------------------------------------------------------------------------------
Philadelphia, PA Hospitals & HEFAU RRB,
Jeanes Health System Project, 6.60%, 7/1/10             NR/BBB+                     3,560,000          3,922,052
----------------------------------------------------------------------------------------------------------------
Philadelphia, PA Hospitals & HEFAU RRB,
Jeanes Hospital Project, 5.875%, 7/1/17                 Baa2/BBB+                   1,500,000          1,542,900
----------------------------------------------------------------------------------------------------------------
Philadelphia, PA Hospitals & HEFAU RRB,
Temple University Hospital, Series A,
6.625%, 11/15/23                                        Baa1/A-                     3,800,000          4,075,310
----------------------------------------------------------------------------------------------------------------
Philadelphia, PA IDAU HCF RRB,
Baptist Home of Philadelphia, Series A,
5.60%, 11/15/28                                         NR/NR                       3,000,000          2,929,650
----------------------------------------------------------------------------------------------------------------
Philadelphia, PA IDAU HCF RRB,
Paul's Run, Series A, 5.875%, 5/15/28                   NR/NR                       3,625,000          3,624,638
----------------------------------------------------------------------------------------------------------------
Philadelphia, PA IDAU RRB, Franklin
Institute Project, 5.20%, 6/15/26                       Baa2/NR                     1,400,000          1,352,358
----------------------------------------------------------------------------------------------------------------
Philadelphia, PA Redevelopment Authority
Home Mtg. RB, Series A, 10.25%, 6/1/17                  A1/A                           85,000             92,588
----------------------------------------------------------------------------------------------------------------
Philadelphia, PA Regional POAU Lease RB,
MBIA Insured, Inverse Floater, 8.50%, 9/1/20(1)         Aaa/AAA                     2,100,000          2,475,375
----------------------------------------------------------------------------------------------------------------
Philadelphia, PA Water & Wastewater RB,
FGIC Insured, 10%, 6/15/05                              Aaa/AAA/AAA                 4,400,000          5,878,708
----------------------------------------------------------------------------------------------------------------
Pittsburgh, PA Urban Redevelopment
Authority Mtg. RRB, Series A, 6.05%, 10/1/26            Aa2/AAA                        45,000             47,423
----------------------------------------------------------------------------------------------------------------
Pittsburgh, PA Urban Redevelopment
Authority Mtg. RRB, Series A, 6.20%, 10/1/21            Aa2/AAA                       435,000            465,794
----------------------------------------------------------------------------------------------------------------

                   14 Oppenheimer Pennsylvania Municipal Fund

                                                        RATINGS:
                                                        MOODY'S/                  FACE              MARKET VALUE
                                                        S&P/FITCH                 AMOUNT            SEE NOTE 1
================================================================================================================
PENNSYLVANIA (CONTINUED)
Pittsburgh, PA Urban Redevelopment
Authority Mtg. RRB, Series A, 6.25%, 10/1/28              Aa2/AAA                 $1,070,000        $  1,147,297
----------------------------------------------------------------------------------------------------------------
Pittsburgh, PA Urban Redevelopment
Authority Mtg. RRB, Series C, 5.95%, 10/1/29              Aa2/AAA                   2,515,000          2,667,786
----------------------------------------------------------------------------------------------------------------
Pittsburgh, PA Water & Sewer Authority RRB,
Escrowed to Maturity,  FGIC Insured,  7.25%, 9/1/14       Aaa/NR/AAA                1,200,000          1,506,084
----------------------------------------------------------------------------------------------------------------
Reading, PA Parking Authority CAP RB,
MBIA Insured, Zero Coupon, 5.70%, 11/15/15(2)             Aaa/AAA                   2,345,000          1,046,902
----------------------------------------------------------------------------------------------------------------
Schuylkill Cnty., PA IDAU RR RRB,
Schuylkill Energy Resources, Inc., 6.50%, 1/1/10(3)       NR/NR/BB+                 4,040,000          4,152,797
----------------------------------------------------------------------------------------------------------------
Westmoreland Cnty., PA IDAU RRB,
Redstone HCF,  5.85%, 11/15/29                            NR/NR                     2,000,000          1,977,280
                                                                                                    ------------
                                                                                                      89,025,614

================================================================================================================
U.S. POSSESSIONS--12.1%
Guam Housing Corp. SFM RB,
Series A, 5.75%, 9/1/31                                   NR/AAA                    4,500,000          4,916,476
----------------------------------------------------------------------------------------------------------------
PR CMWLTH GORB, MBIA Insured,
Inverse Floater, 7.884%, 7/1/08(1)                        Aaa/AAA                   1,000,000          1,137,500
----------------------------------------------------------------------------------------------------------------
PR CMWLTH HTAU RB, Series Y, 5%, 7/1/36                   Baa1/A                    3,100,000          3,119,623
----------------------------------------------------------------------------------------------------------------
PR EPAU CAP RRB, Series N, MBIA Insured,
Zero Coupon, 5.69%, 7/1/17(2)                             Aaa/AAA                   3,300,000          1,389,696
----------------------------------------------------------------------------------------------------------------
PR Industrial Tourist Educational Medical &
Environmental Control Facilities RB,
Polytechnic University Project,
Series A, 6.50%, 8/1/24                                   NR/BBB-                     970,000          1,060,685
----------------------------------------------------------------------------------------------------------------
PR POAU RB, American Airlines SPF Project,
Series A, 6.25%, 6/1/26                                   Baa2/BBB-                   675,000            724,781
----------------------------------------------------------------------------------------------------------------
PR Public Buildings Authority Guaranteed
Public Education & HF RRB, Series I, 6%, 7/1/12           Baa1/A                      130,000            131,517
                                                                                                    ------------
                                                                                                      12,480,278

----------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST $95,591,843)                                           98.7%       101,505,892
----------------------------------------------------------------------------------------------------------------
OTHER ASSETS NET OF LIABILITIES                                                           1.3          1,315,366
                                                                                  -----------       ------------
NET ASSETS                                                                              100.0%      $102,821,258
                                                                                  ===========       ============


                   15 Oppenheimer Pennsylvania Municipal Fund

-------------------------------------------------------------------------------
To simplify the listings of securities, abbreviations are used per the table below:

CAP       -- Capital Appreciation                         HF      -- Health Facilities
CMWLTH    -- Commonwealth                                 HEFAU   -- Higher Educational Facilities Authority
EDFAU     -- Economic Development Finance Authority       HFA     -- Housing Finance Agency
EPAU      -- Electric Power Authority                     HTAU    -- Highway & Transportation Authority
FAU       -- Finance Authority                            IDAU    -- Industrial Development Authority
GP        -- General Purpose                              PC      -- Pollution Control
GOB       -- General Obligation Bonds                     POAU    -- Port Authority
GORB      -- General Obligation Refunding Bonds           RB      -- Revenue Bonds
GOUN      -- General Obligation Unlimited Nts.            RR      -- Resource Recovery
HA        -- Hospital Authority                           RRB     -- Revenue Refunding Bonds
HCF       -- Health Care Facilities                       SDI     -- School District
HEAA      -- Higher Education Assistance Agency           SFM     -- Single Family Mtg.
HEAU      -- Higher Education Authority                   SPF     -- Special Facilities

1. Represents the current interest rate for a variable rate bond known as an "inverse floater" which pays interest at a rate that varies inversely with short-term interest rates. As interest rates rise, inverse floaters produce less current income.Their price may be more volatile than the price of a comparable fixed-rate security. Inverse floaters amount to $9,723,718 or 9.46% of the Fund's net assets as of January 31, 1999.

2. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.

3. Identifies issues considered to be illiquid or restricted--See Note 6 of Notes to Financial Statements.


                   16 Oppenheimer Pennsylvania Municipal Fund

--------------------------------------------------------------------------------
As of January 31, 1999, securities subject to the alternative minimum tax amount to $27,307,324 or 26.56% of the Fund's net assets.

Distribution of investments by industry, as a percentage of total investments at value, is as follows:

INDUSTRY                                                                         MARKET VALUE            PERCENT
----------------------------------------------------------------------------------------------------------------
Hospital/Healthcare                                                              $ 19,644,438               19.4%
----------------------------------------------------------------------------------------------------------------
Single Family Housing                                                              15,226,878               15.0
----------------------------------------------------------------------------------------------------------------
General Obligation                                                                  9,261,512                9.1
----------------------------------------------------------------------------------------------------------------
Adult Living Facilities                                                             8,531,567                8.4
----------------------------------------------------------------------------------------------------------------
Resource Recovery                                                                   7,910,451                7.8
----------------------------------------------------------------------------------------------------------------
Water Utilities                                                                     7,384,792                7.3
----------------------------------------------------------------------------------------------------------------
Corporate Backed                                                                    6,973,761                6.9
----------------------------------------------------------------------------------------------------------------
Higher Education                                                                    6,482,398                6.4
----------------------------------------------------------------------------------------------------------------
Not-for-Profit Organization                                                         3,374,158                3.3
----------------------------------------------------------------------------------------------------------------
Highways                                                                            3,119,623                3.1
----------------------------------------------------------------------------------------------------------------
Marine/Aviation Facilities                                                          2,475,375                2.4
----------------------------------------------------------------------------------------------------------------
Pollution Control                                                                   2,310,480                2.3
----------------------------------------------------------------------------------------------------------------
Municipal Leases                                                                    2,283,529                2.2
----------------------------------------------------------------------------------------------------------------
Education                                                                           1,489,063                1.5
----------------------------------------------------------------------------------------------------------------
Student Loans                                                                       1,429,688                1.4
----------------------------------------------------------------------------------------------------------------
Electric Utilities                                                                  1,389,696                1.4
----------------------------------------------------------------------------------------------------------------
Parking Fee Revenue                                                                 1,046,902                1.0
----------------------------------------------------------------------------------------------------------------
Gas Utilities                                                                       1,031,570                1.0
----------------------------------------------------------------------------------------------------------------
Multifamily Housing                                                                   140,011                0.1
                                                                                 ------------              -----
Total                                                                            $101,505,892              100.0%
                                                                                 ============              =====

See accompanying Notes to Financial Statements.

                  17 Oppenheimer Pennsylvania Municipal Fund

STATEMENT OF ASSETS AND LIABILITIES January 31, 1999 (Unaudited)

================================================================================================================
ASSETS
Investments, at value (cost $95,591,843)--see accompanying statement                                $101,505,892
----------------------------------------------------------------------------------------------------------------
Cash                                                                                                     258,733
----------------------------------------------------------------------------------------------------------------
Receivables and other assets:
Interest                                                                                               1,436,996
Shares of beneficial interest sold                                                                       118,000
Other                                                                                                      3,041
                                                                                                    ------------
Total assets                                                                                         103,322,662

================================================================================================================
LIABILITIES PAYABLES AND OTHER LIABILITIES:
Dividends                                                                                                258,061
Trustees' compensation--Note 1                                                                            69,989
Shares of beneficial interest redeemed                                                                    65,479
Investments purchased                                                                                     47,722
Shareholder reports                                                                                       32,130
Distribution and service plan fees                                                                        12,791
Transfer and shareholder servicing agent fees                                                              5,736
Other                                                                                                      9,496
                                                                                                    ------------
Total liabilities                                                                                        501,404


================================================================================================================
NET ASSETS                                                                                          $102,821,258
                                                                                                    ============

================================================================================================================
COMPOSITION OF NET ASSETS
Paid-in capital                                                                                     $ 98,295,800
----------------------------------------------------------------------------------------------------------------
Overdistributed net investment income                                                                   (184,370)
----------------------------------------------------------------------------------------------------------------
Accumulated net realized loss on investment transactions                                              (1,204,221)
----------------------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments--Note 3                                                     5,914,049
                                                                                                    ------------
Net assets                                                                                          $102,821,258
                                                                                                    ============


                   18 Oppenheimer Pennsylvania Municipal Fund

================================================================================================================
NET ASSET VALUE PER SHARE
Class A Shares:
Net asset value and redemption price per share (based on net assets of
$72,563,712 and 5,775,421 shares of beneficial interest outstanding)                                      $12.56
Maximum offering price per share (net asset value plus sales charge of
4.75% of offering price)                                                                                  $13.19

----------------------------------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $24,153,922
and 1,922,768 shares of beneficial interest outstanding)                                                  $12.56

----------------------------------------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $6,103,624
and 486,147 shares of beneficial interest outstanding)                                                    $12.56


See accompanying Notes to Financial Statements.

                   19 Oppenheimer Pennsylvania Municipal Fund

STATEMENT OF OPERATIONS For the Six Months Ended January 31, 1999 (Unaudited)

================================================================================================================
INVESTMENT INCOME
Interest                                                                                              $2,924,206

================================================================================================================
EXPENSES
Management fees--Note 4                                                                                  301,675
----------------------------------------------------------------------------------------------------------------
Distribution and service plan fees--Note 4:
Class A                                                                                                   50,946
Class B                                                                                                  117,125
Class C                                                                                                   29,004
----------------------------------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees--Note 4                                                     37,926
----------------------------------------------------------------------------------------------------------------
Shareholder reports                                                                                       17,845
----------------------------------------------------------------------------------------------------------------
Trustees' compensation--Note 1                                                                            13,572
----------------------------------------------------------------------------------------------------------------
Legal, auditing and other professional fees                                                                9,233
----------------------------------------------------------------------------------------------------------------
Custodian fees                                                                                             7,075
----------------------------------------------------------------------------------------------------------------
Other                                                                                                      3,966
                                                                                                      ----------
Total expenses                                                                                           588,367
Less expenses paid indirectly--Note 4                                                                     (6,811)
Less reimbursement of expenses by OppenheimerFunds, Inc.--Note 4                                         (29,696)
                                                                                                      ----------
Net expenses                                                                                             551,860

================================================================================================================
NET INVESTMENT INCOME                                                                                  2,372,346

================================================================================================================
REALIZED AND UNREALIZED Gain Net realized gain on:
Investments                                                                                              154,415
Closing of futures contracts                                                                              87,338
                                                                                                      ----------
Net realized gain                                                                                        241,753
----------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation on investments                                     740,908
                                                                                                      ----------
Net realized and unrealized gain                                                                         982,661

================================================================================================================
Net Increase in Net Assets Resulting from Operations                                                  $3,355,007
                                                                                                      ==========

See accompanying Notes to Financial Statements.


                   20 Oppenheimer Pennsylvania Municipal Fund

STATEMENTS OF CHANGES IN NET ASSETS

                                                                            SIX MONTHS ENDED
                                                                            JANUARY 31, 1999       YEAR ENDED
                                                                            (UNAUDITED)            JULY 31, 1998
================================================================================================================
OPERATIONS
Net investment income                                                        $  2,372,346          $   4,370,631
----------------------------------------------------------------------------------------------------------------
Net realized gain (loss)                                                          241,753               (130,703)
----------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation                             740,908                172,958
                                                                             ------------          -------------
Net increase in net assets resulting from operations                            3,355,007              4,412,886

================================================================================================================
DIVIDENDS TO SHAREHOLDERS Dividends from net investment income:
Class A                                                                        (1,669,506)            (3,520,410)
Class B                                                                          (459,307)              (906,174)
Class C                                                                          (113,653)              (174,394)

================================================================================================================
BENEFICIAL INTEREST TRANSACTIONS NET INCREASE IN NET ASSETS RESULTING FROM
beneficial interest transactions--Note 2:
Class A                                                                         3,053,034                571,952
Class B                                                                         1,769,885              2,831,354
Class C                                                                           844,098              2,596,680


================================================================================================================
NET ASSETS
Total increase                                                                  6,779,558              5,811,894
----------------------------------------------------------------------------------------------------------------
Beginning of period                                                            96,041,700             90,229,806
                                                                             ------------          -------------
End of period (including overdistributed net investment
income of $184,370 and $314,250, respectively)                               $102,821,258          $  96,041,700
                                                                             ============          =============

See accompanying Notes to Financial Statements.


                   21 Oppenheimer Pennsylvania Municipal Fund

FINANCIAL HIGHLIGHTS

                                            CLASS A
                                            --------------------------------------------------------------------
                                            SIX MONTHS
                                            ENDED
                                            JANUARY 31,
                                            1999                YEAR ENDED JULY 31,
                                            (UNAUDITED)         1998                1997                1996(2)
================================================================================================================
PER SHARE OPERATING DATA
Net asset value, beginning of period           $12.42              $12.45              $12.01             $12.36
----------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                             .32                 .61                 .70                .40
Net realized and unrealized gain (loss)           .12                  --                 .43               (.35)
                                               ------              ------              ------             ------
Total income (loss) from
investment operations                             .44                 .61                1.13                .05
----------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income             (.30)               (.64)               (.69)              (.40)
Dividends in excess of net
investment income                                  --                  --                  --                 --
                                               ------              ------              ------             ------
Total dividends and distributions
to shareholders                                  (.30)               (.64)               (.69)              (.40)
----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                 $12.56              $12.42              $12.45             $12.01
                                               ======              ======              ======             ======

================================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(3)              3.51%               4.99%               9.68%              0.44%

================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)                                $72,564             $68,720             $68,280            $64,391
----------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)             $70,772             $69,202             $65,710            $64,997
----------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                          4.90%(4)              4.82%               5.79%              5.71%(4)
Expenses, before voluntary assumption
by the Manager or Distributor(5)               0.92%(4)              1.00%               0.93%              1.03%(4)
Expenses, net of voluntary assumption
by the Manager or Distributor                  0.88%(4)              0.93%               0.90%               N/A
----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(6)                        7%                   35%                 22%                 6%

1. For the period from August 29, 1995, (inception of offering) to December 31, 1995.

2. For the seven months ended July 31, 1996. The Fund changed its fiscal year-end from December 31 to July 31.

                   22 Oppenheimer Pennsylvania Municipal Fund

                              CLASS B
------------------------      ----------------------------------------------------------------------------------
                              SIX MONTHS
                              ENDED
                              JANUARY 31,                                                   YEAR ENDED
YEAR ENDED DECEMBER 31,       1999             YEAR ENDED JULY 31,                          DECEMBER 31,
1995           1994           (UNAUDITED)      1998           1997           1996(2)        1995          1994
================================================================================================================
   $11.19         $12.85         $12.42        $12.45         $12.01         $12.36         $11.19        $12.84
----------------------------------------------------------------------------------------------------------------

      .68            .67            .27           .52            .61            .35            .59           .59
     1.18          (1.64)           .12            --            .42           (.35)          1.17         (1.65)
   ------         ------         ------        ------         ------         ------         ------        ------

     1.86           (.97)           .39           .52           1.03             --           1.76         (1.06)

----------------------------------------------------------------------------------------------------------------

     (.67)          (.69)          (.25)         (.55)          (.59)          (.35)          (.57)         (.59)

     (.02)            --             --            --             --             --           (.02)           --
   ------         ------         ------        ------         ------         ------         ------        ------


     (.69)          (.69)          (.25)         (.55)          (.59)          (.35)          (.59)         (.59)
----------------------------------------------------------------------------------------------------------------
   $12.36         $11.19         $12.56        $12.42         $12.45         $12.01         $12.36        $11.19
   ======         ======         ======        ======         ======         ======         ======        ======

================================================================================================================
    16.94%         (7.68)%         3.12%         4.20%          8.86%         (0.01)%        16.06%        (8.32)%

================================================================================================================


  $66,483        $60,857        $24,154       $22,124        $19,339        $16,005        $14,466        $9,484
----------------------------------------------------------------------------------------------------------------
  $64,901        $62,786        $23,245       $20,969        $17,243        $15,085        $12,183        $7,329
----------------------------------------------------------------------------------------------------------------

     5.68%          5.65%          4.04%(4)      4.10%          5.02%          4.94%(4)       4.89%         4.88%

     1.02%          0.98%          1.78%(4)      1.75%          1.78%          1.89%(4)       1.89%         1.85%

       N/A            N/A          1.64%(4)      1.68%          1.65%          1.79%(4)       1.78%         1.75%
----------------------------------------------------------------------------------------------------------------
       31%            37%             7%            35%           22%             6%            31%           37%

3. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

4. Annualized.

5. Beginning in fiscal 1995, the expense ratio reflects the effect of gross expenses paid indirectly by the Fund. Prior year expense ratios have not been adjusted.


                   23 Oppenheimer Pennsylvania Municipal Fund

                                             CLASS C
                                             -------------------------------------------------------------------
                                             SIX MONTHS
                                             ENDED                                                       PERIOD
                                             JANUARY 31,                                                 ENDED
                                             1999            YEAR ENDED JULY 31,                         DEC. 31
                                             (UNAUDITED)     1998           1997           1996(2)       1995(1)
================================================================================================================
PER SHARE OPERATING DATA
Net asset value, beginning of period          $12.41         $12.44         $12.00         $12.36         $11.91
----------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                            .26            .51            .60            .34            .21
Net realized and unrealized gain (loss)          .14             --            .43           (.36)           .45
                                              ------         ------         ------         ------         ------
Total income (loss) from
investment operations                            .40            .51           1.03           (.02)           .66

----------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income            (.25)          (.54)          (.59)          (.34)          (.21)
Dividends in excess of net
investment income                                 --             --             --             --             --
                                              ------         ------         ------         ------         ------
Total dividends and distributions
to shareholders                                 (.25)          (.54)          (.59)          (.34)          (.21)
----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                $12.56         $12.41         $12.44         $12.00         $12.36
                                              ======         ======         ======         ======         ======

================================================================================================================
Total Return, at Net Asset Value(3)             3.21%          4.20%          8.84%         (0.15)%         5.55%

================================================================================================================
Ratios/Supplemental Data
Net assets, end of period
(in thousands)                                $6,104         $5,198         $2,611           $482           $264
----------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)             $5,758         $4,063         $1,390           $296           $ 51
----------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                           4.02%(4)       4.28%          4.99%          4.83%(4)       4.40%(4)
Expenses, before voluntary assumption
by the Manager or Distributor(5)                1.78%(4)       1.76%          1.79%          1.97%(4)       2.07%(4)
Expenses, net of voluntary assumption
by the Manager or Distributor                   1.64%(4)       1.67%          1.66%          1.87%(4)       1.96%(4)
----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(6)                         7%            35%            22%             6%            31%


6. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended January 31, 1999, were $12,671,597 and $7,032,568, respectively.

See accompanying Notes to Financial Statements.

                   24 Oppenheimer Pennsylvania Municipal Fund

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

================================================================================
1. SIGNIFICANT ACCOUNTING POLICIES
Oppenheimer Pennsylvania Municipal Fund (the Fund) is a separate series of Oppenheimer Multi-State Municipal Trust, a non-diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek current income exempt from federal and Pennsylvania personal income taxes by investing in municipal securities, while attempting to preserve capital. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares may be subject to a contingent deferred sales charge. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own distribution and/or service plan, expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
INVESTMENT VALUATION. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount.

ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.


                   25 Oppenheimer Pennsylvania Municipal Fund

================================================================================
1. SIGNIFICANT ACCOUNTING POLICIES(CONTINUED)
FEDERAL TAXES. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required. As of July 31, 1998, the Fund had available for federal income tax purposes an unused capital loss carryover of approximately $1,446,000, which expires between 2002 and 2006.

--------------------------------------------------------------------------------
TRUSTEES' COMPENSATION. The Fund has adopted a nonfunded retirement plan for the Fund's independent trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the six months ended January 31, 1999, a provision of $2,489 was made for the Fund's projected benefit obligations, resulting in an accumulated liability of $67,802 as of January 31, 1999.

        The Board of Trustees had adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of annual fees they are entitled to receive from the Fund. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the Trustee in shares of one or more Oppenheimer funds selected by the Trustee. The amount paid to the Trustee under the plan will be determined based upon the performance of the selected funds. Deferral of Trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net income per share.

--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS. The Fund intends to declare dividends separately for Class A, Class B and Class C shares from net investment income each day the New York Stock Exchange is open for business and pay such dividends monthly. Distributions from net realized gains on investments, if any, will be declared at least once each year.

--------------------------------------------------------------------------------
CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERS. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.



                   26 Oppenheimer Pennsylvania Municipal Fund

================================================================================
OTHER. Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Original issue discount on securities purchased is amortized over the life of the respective securities, in accordance with federal income tax requirements. For bonds acquired after April 30, 1993, on disposition or maturity, taxable ordinary income is recognized to the extent of the lesser of gain or market discount that would have accrued over the holding period. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

        The Fund concentrates its investments in Pennsylvania and, therefore, may have more credit risks related to the economic conditions of Pennsylvania than a portfolio with a broader geographical diversification.

        The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
2. SHARES OF BENEFICIAL INTEREST
The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                           Six Months Ended January 31, 1999       Year Ended July 31, 1998
                                           ---------------------------------       -----------------------------
                                           Shares           Amount                 Shares          Amount
----------------------------------------------------------------------------------------------------------------
Class A:
Sold                                         505,468         $ 6,335,141             712,372        $  8,887,636
Dividends reinvested                          84,989           1,063,440             173,087           2,155,632
Redeemed                                    (347,140)         (4,345,547)           (839,031)        (10,471,316)
                                            --------         -----------            --------        ------------
Net increase                                 243,317         $ 3,053,034              46,428        $    571,952
                                            ========         ===========            ========        ============

----------------------------------------------------------------------------------------------------------------
Class B:
Sold                                         222,225         $ 2,780,523             429,660        $  5,358,387
Dividends reinvested                          21,633             270,582              41,275             513,990
Redeemed                                    (102,427)         (1,281,220)           (243,523)         (3,041,023)
                                            --------         -----------            --------        ------------
Net increase                                 141,431         $ 1,769,885             227,412        $  2,831,354
                                            ========         ===========            ========        ============

----------------------------------------------------------------------------------------------------------------
Class C:
Sold                                          74,959         $   938,044             231,025        $  2,873,024
Dividends reinvested                           6,784              84,819               9,616             119,808
Redeemed                                     (14,303)           (178,765)            (31,816)           (396,152)
                                            --------         -----------            --------        ------------
Net increase                                  67,440         $   844,098             208,825        $  2,596,680
                                            ========         ===========            ========        ============


                   27 Oppenheimer Pennsylvania Municipal Fund

--------------------------------------------------------------------------------
3. UNREALIZED GAINS AND LOSSES ON INVESTMENTS
As of January 31, 1999, net unrealized appreciation on investments of $5,914,049 was composed of gross appreciation of $6,434,622, and gross depreciation of $520,573.

--------------------------------------------------------------------------------
4. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.60% of the first $200 million of average annual net assets, 0.55% of the next $100 million, 0.50% of the next $200 million, 0.45% of the next $250 million, 0.40% of the next $250 million and 0.35% of average annual net assets in excess of $1 billion. Effective January 1, 1997, the Manager has voluntarily undertaken to waive a portion of its management fee, whereby the Fund pays a fee not to exceed 0.57% of average annual net assets. The Fund's management fee for the six months ended January 31, 1999 was 0.60% of the average annual net assets of Class A, Class B and Class C shares before the voluntary waiver by the Manager.

        For the six months ended January 31, 1999, commissions (sales charges paid by investors) on sales of Class A shares totaled $110,805, of which $16,909 was retained by OppenheimerFunds Distributor, Inc. (OFDI), a subsidiary of the Manager, as general distributor, and by an affiliated broker/dealer. Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class A, Class B and Class C shares totaled $11,500, $101,712 and $7,823, respectively. Amounts paid to an affiliated broker/dealer for Class B shares were $4,556. During the six months ended January 31, 1999, OFDI received contingent deferred sales charges of $15,925 upon redemption of Class B shares as reimbursement for sales commissions advanced by OFDI at the time of sale of such shares.

        OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund and other Oppenheimer funds. OFS's total costs of providing such services are allocated ratably to these funds.

        Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.

        The Fund has adopted a Service Plan for Class A shares to reimburse OFDI for a portion of its costs incurred in connection with the personal service and maintenance of shareholder accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate that may not exceed 0.15% of the average annual net assets of Class A shares of the Fund. OFDI uses the service fee to reimburse brokers, dealers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares. During the six months ended January 31, 1999, OFDI paid $3,019 to an affiliated broker/dealer as reimbursement for Class A personal service and maintenance expenses.


                   28 Oppenheimer Pennsylvania Municipal Fund

--------------------------------------------------------------------------------
4. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES (CONTINUED)
The Fund has adopted Distribution and Service Plans for Class B and Class C shares to compensate OFDI for its costs in distributing Class B and Class C shares and servicing accounts. Under the Plans, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class B and Class C shares, for its services rendered in distributing Class B and Class C shares. OFDI also receives a service fee of 0.25% (voluntarily reduced to 0.15% by the Fund's Board) per year to compensate dealers for providing personal services for accounts that hold Class B and Class C shares. Each fee is computed on the average annual net assets of Class B or Class C shares, determined as of the close of each regular business day. During the six months ended January 31, 1999, OFDI retained $91,652 and $19,580, respectively, as compensation for Class B and Class C sales commissions and service fee advances, as well as financing costs. If either Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to OFDI for distributing shares before the Plan was terminated. As of January 31, 1999, OFDI had incurred excess distribution and servicing costs of $632,630 for Class B and $52,956 for Class C.

--------------------------------------------------------------------------------
5. FUTURES CONTRACTS
The Fund may buy and sell interest rate futures contracts in order to gain exposure to or protect against changes in interest rates. The Fund may also buy or write put or call options on these futures contracts.

        The Fund generally sells futures contracts to hedge against increases in interest rates and the resulting negative effect on the value of fixed rate portfolio securities. The Fund may also purchase futures contracts to gain exposure to changes in interest rates as it may be more efficient than actually buying fixed income securities.

        Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

        Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.


                   29 Oppenheimer Pennsylvania Municipal Fund

--------------------------------------------------------------------------------
6. ILLIQUID AND RESTRICTED SECURITIES
As of January 31, 1999, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid and restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limit. The aggregate value of illiquid or restricted securities subject to this limitation as of January 31, 1999, was $8,802,797, which represents 8.56% of the Fund's net assets.


--------------------------------------------------------------------------------
7. BANK BORROWINGS
The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.35%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.0575% per annum.

        The Fund had no borrowings outstanding during the six months ended January 31, 1999.



                   30 Oppenheimer Pennsylvania Municipal Fund

OPPENHEIMERFUNDS FAMILY

=======================================================================================================
REAL ASSET FUNDS
Real Asset Fund                      Gold & Special Minerals Fund
=======================================================================================================
GLOBAL STOCK FUNDS
-------------------------------------------------------------------------------------------------------
Developing Markets Fund              International Growth Fund             Quest Global Value Fund
International Small                  Global Fund                           Global Growth & Income Fund
Company Fund                         Europe Fund
=======================================================================================================
STOCK FUNDS
-------------------------------------------------------------------------------------------------------
Enterprise Fund                      MidCap Fund                           Growth Fund
Discovery Fund                       Capital Appreciation Fund             Large Cap Growth Fund
Quest Small Cap Value Fund           Quest Capital Value Fund              Disciplined Value Fund
                                                                           Quest Value Fund
=======================================================================================================
STOCK & BOND FUNDS
-------------------------------------------------------------------------------------------------------
Main Street Growth &                 Total Return Fund                     Disciplined Allocation Fund
Income Fund(1)                       Quest Balanced                        Multiple Strategies Fund
Quest Opportunity                    Value Fund                            Convertible Securities Fund
Value Fund                           Equity Income Fund
=======================================================================================================
TAXABLE BOND FUNDS
-------------------------------------------------------------------------------------------------------
International Bond Fund              Champion Income Fund                  U.S. Government Trust
World Bond Fund                      Strategic Income Fund                 Limited-Term Government Fund
High Yield Fund                      Bond Fund
=======================================================================================================
MUNICIPAL BOND FUNDS
-------------------------------------------------------------------------------------------------------
California Municipal Fund(2)         Pennsylvania Municipal Fund(2)        Rochester Division:
Florida Municipal Fund(2)            Municipal Bond Fund                   Rochester Fund Municipals
New Jersey Municipal Fund(2)         Insured Municipal Fund                Limited Term New York
New York Municipal Fund(2)           Intermediate Municipal Fund           Municipal Fund
=======================================================================================================
MONEY MARKET FUNDS(3)
-------------------------------------------------------------------------------------------------------
Money Market Fund                    Cash Reserves

1. On 12/22/98, the Fund's name was changed from "Main Street Income & Growth Fund."

2. Available only to investors in certain states.

3. An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although these funds may seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds. Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc., Two World Trade Center, New York, NY 10048-0203.

(C) Copyright 1999 OppenheimerFunds, Inc. All rights reserved.


                   31 Oppenheimer Pennsylvania Municipal Fund

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As an Oppenheimer fund shareholder, you have some special privileges. Whether
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       And when you need help, our Customer Service Representatives are only a
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       For added convenience, you can get automated information with
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       You can count on us whenever you need assistance. That's why the
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        So call us today, or visit us at our website at
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[OPPENHEIMERFUNDS DISTRIBUTOR, INC. LOGO]

RS0740.001.0199 April 1, 1999